                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           March 21, 1997

                      Byron Preiss Multimedia Company, Inc.
             (Exact name of registrant as specified in its charter)

New York                          1-13084                       13-3676574
State or other                  (Commission                  (I.R.S. Employer
jurisdiction                    File Number)                 Identification No.)
of incorporation)

24 West 25th Street, New York, New York                             10010
(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code                (212) 989-6252

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS

         In connection with the acquisition by Byron Preiss Multimedia Company, Inc. (the "Company") of all of the issued and outstanding capital stock of Dolphin, Inc., a New Jersey corporation ("Dolphin") (such acquisition, the "Dolphin Acquisition"), the Company's Current Report on Form 8-K, filed on or about March 27, 1997, is hereby amended to include the following financial statements and pro forma financial information, which were previously omitted from such Current Report on Form 8-K.

         (a) Financial Statements of Business Acquired.

         The following financial statements for Dolphin, are submitted herewith:

         Independent Auditor's Report
         Balance Sheet - December 31, 1996
         Statements of Income - December 31, 1996
         Statements of Cash Flows - December 31, 1996
         Notes to Financial Statements

         (b) Pro Forma Financial Information.

         The following unaudited pro forma income statements for the year ended December 31, 1996 gives effect to the Dolphin Acquisition on March 21, 1997.

         These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transactions referred to above had been in effect on the dates indicated or the results that may be obtained in the future.

         Pro Forma Balance Sheet - December 31, 1996
         Pro Forma Statement of Operations for the year ended December 31, 1996

Signatures.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      BYRON PREISS MULTIMEDIA COMPANY, INC.

                                            By: /s/ James R. Dellomo
                                               ---------------------------------
                                               Name:  James R. Dellomo
                                               Title: Chief Financial Officer

Date:    June 2, 1997

                           DOLPHIN, INC.

                        AT DECEMBER 31, 1996

                         TABLE OF CONTENTS


                                                       Page
                                                       ----
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                 1

FINANCIAL STATEMENTS

   Balance Sheet                                       2 - 3

   Statement of Income                                 4 - 5

   Statement of Stockholder's Equity                     6

   Statement of Cash Flows                               7

   Notes to Financial Statements                       8 - 12

                [LETTERHEAD OF JAMES F. LEONE & CO.]

              Report of Independent Public Accountants

To the Board of Directors
Dolphin, Inc.
Gibbsboro, NJ

   We have audited the accompanying balance sheet of Dolphin, Inc. as of December 31, 1996, and the related statements of income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We have conducted the audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dolphin, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

   As discussed in Note 11, the Company entered into a stock purchase agreement on March 21, 1997.


Haddonfield, New Jersey
April 24, 1997

                           DOLPHIN, INC.

                           Balance Sheet

                         December 31, 1996

                              Assets

Current assets
   Cash                                                $    61,646
   Accounts receivable (Note 2)                            369,485
   Prepayments (Note 3)                                     12,264
                                                       -----------
      Total current assets                                 443,395
                                                       -----------
Property and equipment (Note 1)
   Equipment                                               219,624
   Computers and furniture                                 104,425
   Improvements                                             23,175
                                                       -----------
                                                           347,224

   Less:  accumulated depreciation                         179,500
                                                       -----------
Net property and equipment                                 167,724
                                                       -----------
Non-current assets
   Security deposit - Rent (Note 8)                          1,584
                                                       -----------
      Total assets                                     $   612,703
                                                       ===========

The accompanying notes are an integral part of these financial statements.

                           DOLPHIN, INC.

                           Balance Sheet

                         December 31, 1996

                Liabilities and Stockholder's Equity

Current liabilities
   Accounts payable                                    $     3,354
   Accrued expenses (Note 4)                                31,296
   State income taxes payable                                  150
   Deferred income taxes (Note 1)                            3,776
   Accrued pension expense (Note 1)                         46,000
   Deferred revenue (Note 6)                               167,787
   Reserve for warranties (Note 7)                           1,500
   Loan due shareholder                                     11,587
                                                       -----------
      Total current liabilities                            265,450
                                                       -----------
Long term liabilities
   Deferred income taxes (Note 1)                              276
                                                       -----------
      Total liabilities                                    265,726
                                                       -----------
Stockholder's equity
   Common stock, no par value; 18,000 shares
    authorized, 100 shares issued and
    outstanding                                              1,000
   Retained earnings - unappropriated                      345,977
                                                       -----------
      Total stockholder's equity                           346,977
                                                       -----------
      Total liabilities and
       stockholder's equity                            $   612,703
                                                       ===========

The accompanying notes are an integral part of these financial statements.

                           DOLPHIN, INC.

                        Statement of Income

               For The Year Ended December 31, 1996

Income
   Revenue                                             $ 1,856,356
                                                       -----------
Development Costs
   Consulting                                               96,740
   Salaries                                                608,239
   Officer salary                                          383,473
   Payroll taxes                                            70,090
   Pension (Note 1)                                         41,630
   Rent (Note 8)                                            51,123
   Depreciation (Note 1)                                    55,225
   Warranty expense                                          1,500
   Vacation pay                                              3,631
                                                       -----------
Total development costs                                  1,311,651
                                                       -----------
Gross Profit                                               544,705
                                                       -----------
General and administrative expenses
   Administrative salaries                                 106,989
   Officer salary                                           25,000
   Vacation pay                                                381
   Shareholder interest                                        811
   Payroll taxes                                             7,357
   Rent (Note 8)                                            12,781
   Office supplies/expense                                  36,927
   Travel & entertainment                                   53,377
   Operating expense                                         1,931
   Telephone                                                17,387
   Insurance                                                56,341
   Automobile                                                8,701
   Professional fees                                        58,222
   Repairs and maintenance                                   4,697
   Postage and delivery                                      6,300
   Conference                                                1,550
   Dues and subscriptions                                    2,538
   Gifts                                                     8,665
   Outside services                                          3,482
   Lease expense - auto (Note 9)                             8,812
   Bank charges                                                101
   Advertising                                               6,287
   Pension (Note 1)                                          4,370
   Taxes - other                                               529
   Equipment rental (Note 10)                                2,973
   Continuing education                                      1,155
                                                       -----------

Total general & administrative expenses                    437,664
                                                       -----------
Income from operations                                     107,041
                                                       -----------

The accompanying notes are an integral part of these financial statements.

                           DOLPHIN, INC.

               For The Year Ended December 31, 1996

Income from operations                                 $   107,041

Other income
      Interest income                                        4,683
                                                       -----------
Total other income                                           4,683
                                                       -----------
Income before income taxes (Note 1)                        111,724
      Income taxes - Current                    150
                   - Deferred                 2,185
                                           --------
Total income taxes                                           2,335
                                                       -----------
          Net income                                   $   109,389
                                                       ===========
Net income per share                                   $  1,093.89
                                                       ===========

The accompanying notes are an integral part of these financial statements.

                           DOLPHIN, INC.

                 Statement of Stockholder's Equity

                For The Year Ended December 31, 1996

                                 Retained Earnings
                               ----------------------
                    Common       Appro-      Unappro-
                     Stock      priated      priated       Total
                    -------    ---------    ---------    ---------
Balance,
 January 1, 1996    $ 1,000    $     -0-    $ 236,588    $ 237,588
                    -------    ---------    ---------    ---------
Net income for
 the period             -0-          -0-      109,389      109,389
                    -------    ---------    ---------    ---------
Balance,
 December 31, 1996  $ 1,000    $     -0-    $ 345,977    $ 346,977
                    =======    =========    =========    =========

The accompanying notes are an integral part of these financial statements.

                           DOLPHIN, INC.

                      Statement of Cash Flows

                For The Year Ended December 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                           $  109,389
  Adjustments to Reconcile Net Income to Net
    Cash Provided by Operating Activities:
    Depreciation                          $   55,225
    (Increase) Decrease in:
      Accounts receivable                   (139,705)
      Prepayments                             (1,980)
    Increase (Decrease) in:
      Accounts payable                         3,354
      Deferred income taxes payable            3,172
      Accrued pension                         (9,462)
      Current income taxes payable              (837)
      Accrued expenses                       (11,889)
      Reserve for warranties                  (8,500)
      Deferred revenue                        21,287
                                          ----------
         Total adjustments                                (89,335)
                                                       ----------
    NET CASH PROVIDED BY OPERATING ACTIVITIES              20,054

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of equipment                    (50,159)
                                          ----------
    NET CASH USED BY INVESTING ACTIVITIES                 (50,159)
                                                       ----------
NET DECREASE IN CASH                                      (30,105)

CASH AT JANUARY 1, 1996                                    91,751
                                                       ----------
CASH AT DECEMBER 31, 1996                              $   61,646
                                                       ==========

The accompanying notes are an integral part of these financial statements.

                           DOLPHIN, INC.

                   Notes To Financial Statements

                         December 31, 1996

Note 1 - Summary of Significant Accounting Policies

     Business Activity

     The Company was incorporated in the State of New Jersey on February 5, 1990. Dolphin, Inc. is a service company which develops computer software in the educational and marketing areas.

     Method of Accounting

     The Company prepares its financial statements on the accrual basis of accounting.

     Recognition of Revenue

     The Company's method of recognizing revenue is the accrual method. In most instances, customer billings are prepared when the work completed reaches a certain level which is designated as a "milestone". As a general rule, about 10% of the most recent customer billing on a contract is an advance billing. This advance portion of billings is reflected as a liability, and is designated in the financial statements as deferred revenue.
     In those instances where customer billings do not reflect "milestones" the proper adjustments are made to properly match revenues and expenses.

     All costs and expenses, incurred in connection with the development of products, are charged to operations.

     The Company records a reserve for warranties equal to approximately 1% of the contract amount.

     Property and Equipment

     Property and equipment are stated at cost. Depreciation is provided on the straight-line method over the estimated lives of the respective assets.

                           DOLPHIN, INC.

                         December 31, 1996

     Income Taxes

     The Company, with the consent of its shareholders has elected under the Internal Revenue Code to be an "S" corporation. In lieu of federal corporate income taxes, the shareholders of an "S" corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements. Also, effective January 1, 1994 the Company elected S status for the State of New Jersey, therefore the provision of state income taxes has been significantly decreased.

     Deferred state income taxes in the accompanying financial statements reflect temporary differences in reporting results of operations for income tax and financial accounting purposes.

     Employee Benefits

     The Company has a qualified profit sharing plan. Annual contributions to the plan are made at the discretion of the Board of Directors. Employees become participants upon completing one year of service and attaining age 21. Participants are fully vested upon completion of their sixth year of service. The 1996 pension contribution is $ 46,000.


Note 2 - Accounts Receivable

     The accounts receivable at December 31, 1996 consist of:

     Billed                                             $ 287,785

     Unbilled                                              81,700
                                                        ---------
                                                        $ 369,485
                                                        =========

                           DOLPHIN, INC.

                         December 31, 1996

Note 3 - Prepayments

     The prepayments at December 31, 1996 are summarized below:

     Rent                                               $  5,828
     Insurance                                             2,594
     State corporation taxes                               3,842
                                                        --------
                                                        $ 12,264
                                                        ========

Note 4 - Accrued Expenses

     The details at December 31, 1996 of the accrued expenses are summarized below:

     Consultants                                        $ 15,900
     Vacation pay                                         15,396
                                                        --------
                                                        $ 31,296
                                                        ========

Note 5 - Credit Line

     The Company has a revolving line of credit in the amount of $200,000 with Commerce Bank. At December 31, 1996, all of the $200,000 line of credit was available for use. The terms of the credit line include an interest rate of prime plus 1% and monthly principal payments in the amount of $ 250 or 1/36th of the outstanding principal balance whichever is greater. The credit line expires on June 1, 1997 and is secured by a first lien on all business assets and a $ 100,000 life insurance policy on Mr.
Andrew Gardner naming Commerce Bank payee.

                           DOLPHIN, INC.

                         December 31, 1996

Note 6 - Deferred Revenue

    The Company's policy is to bill customers when the work completed reaches milestones specified in the contract. The milestones reflect completed work as indicated in the contract schedule. Generally, a liability of 10% of the most recent customer billings on work in process contracts is reflected as deferred revenue. In certain instances, the deferred revenue may be greater or less than the 10% noted above. The liability at December 31, 1996 is $ 167,787.

Note 7 - Reserve for Warranties

    The Company records a reserve for warranties equal to approximately 1% of the contract amount. The warranty period for completed work is six months. The reserve balance at December 31, 1996 is $1,500.

Note 8 - Rent Expense

    The Company leases its office facilities, located in Gibbsboro, New Jersey, from The Paint Works Corporate Center. During the year ending December 31, 1996, the Company leased 5,014 square feet at an annual rental of $63,904. The security deposit in the amount of $1584.12 is being held by the landlord. This deposit will be refunded upon termination of the lease.

    On January 13, 1997, the Company agreed to an amendment of its current lease. The square feet increased from 5,014 to 6,584. The monthly rent under the terms of the amended lease increased to the following amounts:

           February 1, 1997 to May 31, 1997    $ 6,962.58
           June 1, 1997 to May 31, 1999        $ 7,681.33
           June 1, 1999 to May 31, 2000        $ 7,950.18

Note 9 - Lease Expense - Auto

    The Company leases a 1993 Lexus Series LS400 from Lexus
    Financial Services. The lease commenced on May 1, 1993, and extends for a four year period with monthly payments of $734.33.

                           DOLPHIN, INC.

                         December 31, 1996

Note 10 - Equipment Rental

    The Company leases a Canon NP6025 copier from Canon Financial
    Services. The lease commenced on October 1, 1994, and extends for a three year period with monthly payments of $230.02.

Note 11 - Subsequent Events

    On March 21, 1997, Mr. Andrew Gardner (Sole Shareholder) entered into a stock purchase agreement ("Purchase Agreement") with Byron Preiss Multimedia Company, Inc. ("Company"), providing for a 100% ownership of Dolphin, Inc. Under the terms of the purchase agreement, dated March 21, 1997, the Company purchased all the authorized capital stock of Dolphin, Inc., which consisted of 18,000 shares of common stock, without par value, of which 100 shares were issued and outstanding. On March 21, 1997, the transaction was completed and Mr. Andrew Gardner received $500,000 in cash, a convertible note in the principal amount of $1,750,000 and 395,947 shares of unregistered Company common stock.

                     BYRON PREISS MULTIMEDIA COMPANY, INC.
                            PROFORMA BALANCE SHEET
                                  (Unaudited)

                                                                    December 31,
                                                                        1996
                                                                    -----------
                      ASSETS
                      ------
CURRENT ASSETS:
  Cash and cash equivalents                                        $    843,644
  Accounts receivable, net                                            2,418,796
  Inventory                                                             394,000
  Other current assets                                                   53,440
                                                                    -----------
      Total current assets                                            3,709,880

  PREPUBLICATION COSTS AND RIGHTS PURCHASED                           2,745,216
  EQUIPMENT AND LEASEHOLD IMPROVEMENTS, net                             710,930
  EXCESS OF PURCHASE PRICE OVER ASSETS                                2,414,316
    OTHER ASSETS                                                        213,957
                                                                    -----------
      Total assets                                                 $  9,794,299
                                                                    ===========
         LIABILITIES AND SHAREHOLDERS' EQUITY
         -------------------------------------

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                            $  1,895,216
  Deferred income                                                       807,784
  Other current liabilities                                             136,425
                                                                    -----------
      Total current liabilities                                       2,839,425


ROYALTY PAYABLE                                                         300,000
DEFERRED TAXES                                                              276
CONVERTIBLE NOTE                                                      1,750,000
                                                                    -----------
      Total liabilities                                               4,889,701
                                                                    -----------

SHAREHOLDERS' EQUITY:
  Preferred Stock, 5,000,000 shares authorized,                           -
  -0- shares issued and outstanding
  Common stock, 30,000,000 shares authorized,                             4,662
  4,261,875  shares issued and outstanding,
  .001 par value                                                          -
  Additional paid-in capital                                         11,189,041
  Retained deficit                                                   (6,289,105)
                                                                    -----------

     Total shareholders' equity                                       4,904,598
                                                                    -----------

      Total liabilities and shareholders' equity                   $  9,794,299
                                                                    ===========

             BYRON PREISS MULTIMEDIA COMPANY, INC.AND SUBSIDIARIES
                       PROFORMA STATEMENT OF OPERATIONS
                                  (Unaudited)

                                        1996
                                     -----------
NET REVENUES                        $  8,747,661

COST OF REVENUES                       8,260,688
                                     -----------
  Gross profit                           486,973

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES              4,072,726
                                     -----------
  Loss from operations                (3,585,753)


OTHER INCOME, net                        137,610
                                     -----------
  Net loss                           $(3,448,143)
                                     ===========
NET LOSS PER WEIGHTED
  AVERAGE SHARES OUTSTANDING         $     (0.74)
                                     ===========
WEIGHTED AVERAGE SHARES
  OUTSTANDING                          4,661,875
                                     ===========